UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 3, 2011

MURPHY OIL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-8590	71-0361522
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

200 Peach Street P.O. Box 7000, El Dorado, Arkansas	71731-7000
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code 870-862-6411

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Election of a New Director

The following information is furnished pursuant to Item 5.02, “Election of a New Director.”

On August 5, 2011, Murphy Oil Corporation issued a press release announcing the election of Mr. Steven A. Cossé and Mr. Walentin (Val) Mirosh to its Board of Directors. The full text of this press release is attached hereto as Exhibit 99.1.

Item 5.03.	Amendment to the Company’s By-Laws

The following information is furnished pursuant to Item 5.03, “Amendment to the Company’s By-Laws.”

On August 3, 2011, the Company amended its By-Laws whereby Section 2 of Article III was amended to increase the number of directors from ten to twelve.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99.1	A news release dated August 5, 2011 announcing the election of Mr. Steven A. Cossé and Mr. Walentin (Val) Mirosh to its Board of Directors is attached hereto as Exhibit 99.1.

99.2	By-Laws of Murphy Oil Corporation as amended effective August 3, 2011.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MURPHY OIL CORPORATION

By:	/s/ John W. Eckart
John W. Eckart
Vice President and Controller

Date: August 5, 2011

Exhibit Index

99.1	News release dated August 5, 2011, as issued by Murphy Oil Corporation.

99.2	By-Laws of Murphy Oil Corporation as amended effective August 3, 2011.